Financial Investors Trust

U.S. Government Money Market Fund

SUPPLEMENT DATED NOVEMBER 30, 2006 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2006

Effective November 30, 2006, the Financial Investors Trust U.S. Government Money Market Fund has changed its name to the American Freedom U.S. Government Money Market Fund.